UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 4, 2025

LIQUIDMETAL TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31332	33-0264467
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20321 Valencia Circle
Lake Forest, CA 92630
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (949) 635-2100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 1.01. Entry into Material Definitive Agreement.

On July 4, 2025, Liquidmetal Asia Holdings Limited (“Liquidmetal Asia”), a Hong Kong corporation and recently formed wholly owned subsidiary of Liquidmetal Technologies, Inc. (the “Company”), entered into a Shareholders Agreement (the “Shareholders Agreement”) with Mr. Chong Liu, an individual residing in Shanghai, China, to form a new joint venture company named Hangzhou Feifeng Liquidmetal Co. Ltd., a limited liability company formed under the Peoples Republic of China (the “Joint Venture Company”). The Joint Venture Company was formed for the principal purpose of developing a manufacturing facility in Hangzhou, China for the manufacture of amorphous metal products, and the Company organized the Joint Venture Company with Mr. Liu due to Mr. Liu’s expertise in finance and general administration of manufacturing companies in China. The following is a summary of the material terms of the Shareholders Agreement:

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The scope of business of the Joint Venture Company will be the development, manufacturing, marketing, and sale of metal materials and parts made therefrom and equipment for the manufacture thereof, as well as related business activities and services, all as more particularly described in the Shareholders Agreement. The scope of business is nonexclusive as to the parties to the Joint Venture Agreement, as the parties will not be limited to conducting such business activities outside of the Joint Venture Company.

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The Joint Venture Company will be owned 70% by Liquidmetal Asia and 30% by Mr. Liu (collectively, the “Shareholders”). The Shareholders Agreement provides that neither Shareholder is permitted to transfer its or his interest in the Joint Venture Company to a third party without the consent of the other Shareholder and subject to the other Shareholder’s preemptive right to purchase that transferred interest upon the same terms as the proposed third-party transfer.

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The Joint Venture Company will be capitalized with $6.0 million USD of initial capital, of which $4.2 million has been contributed by Liquidmetal Asia, and $1.8 million will be contributed by Mr. Liu on or before May 25, 2028. Liquidmetal Asia’s capital contribution was funded through a capital contribution by the Company. The Shareholders Agreement provides that the Board (as defined below) may make additional capital calls in the future if the Joint Venture Company needs additional capital, as determined by the Board.

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The business of the Joint Venture will be managed by a board of directors (the “Board”) comprised of three directors, two of whom are appointed by Liquidmetal Asia and one of whom is appointed by Mr. Liu. Each director is appointed for a term of three years and may serve consecutive terms, as determined by the appointing Shareholder. A director selected by Liquidmetal Asia will serve as the chair of the Board. The Board will appoint a General Manager, a Chief Financial Officer, and such other managers as are determined by the Board to manage the day-to-day operations of the Joint Venture Company. The Joint Venture Company will initially be led by the Company’s Chairman, Professor Lugee Li.

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The Joint Venture Company and Shareholders Agreement will have an initial term of fifty years, provided that either Shareholder may terminate the Shareholders Agreement and Joint Venture Company earlier under certain circumstances, including if the Joint Venture Company experiences a net loss for three consecutive years or if the other Shareholder attempts to assign its interest in the Joint Venture Company in violation of the terms of the agreement. The Shareholders Agreement and Joint Venture Company may also be terminated early upon mutual agreement of the Shareholders.

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The Shareholders Agreement contains provisions granting to each Shareholder the right to purchase the other Shareholder’s interest in the Joint Venture Company for an amount equal to the fair market value of such interest in the case of an “event of default”, which includes an uncured material breach of the Shareholders Agreement by the other Shareholder, a violation of law by the other Shareholder, or if the other Shareholder’s interest in the Joint Venture Company is seized or subject to foreclosure.

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In addition to the foregoing, the Shareholders Agreement contains other terms, provisions, covenants, and representations, and warranties that are customary in a joint venture transaction of such type.

The foregoing is not a complete description of all of the terms and conditions of the Shareholders Agreement and is qualified by reference to the full text of the Shareholders Agreement attached as Exhibit 10.1 to this Current Report on Form 8-K.

Item 7.01. Regulation FD Disclosure.

The Company issued a press release on July 10, 2025, relating to the Joint Venture Company and Shareholders Agreement. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished in this Item 7.01 on this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number Description

10.1	Shareholders Agreement, dated July 4, 2025, among Liquidmetal Asia Holdings Limited, Mr. Chong Liu, and Hangzhou Feifeng Liquidmetal Co., Ltd.
99.1	Press Release, dated July 10, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K of Liquidmetal Technologies, Inc. (“Liquidmetal”) may contain forward-looking statements made pursuant to the Private Securities Litigation Reform Act of 1995. Words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” and “project” and other similar words and expressions are intended to signify forward-looking statements. Forward-looking statements are not guaranties of future results and conditions but rather are subject to various risks and uncertainties. If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could vary materially from Liquidmetal's expectations and projections. Such risks and uncertainties include, among other things: the ability of Liquidmetal to develop and commence operation of the new manufacturing facility discussed in this Current Report on Form 8-K; customer adoption of Liquidmetal's technologies and successful integration of those technologies into customer products; potential difficulties or delays in manufacturing products incorporating Liquidmetal's technologies; Liquidmetal's ability to fund its current and anticipated operations; the ability of third party suppliers and manufacturers to meet customer product requirements; general industry conditions; general economic conditions; and governmental laws and regulations affecting Liquidmetal's operations. Additional information concerning these risks and uncertainties can be found in Liquidmetal's public periodic filings with the U.S. Securities and Exchange Commission, including the discussion under the heading "Risk Factors" in Liquidmetal's Annual Report on Form 10-K for the year ended December 31, 2024.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

LIQUIDMETAL TECHNOLOGIES, INC.

By: /s/ Tony Chung
Tony Chung,
Chief Executive Officer
(Principal Executive Officer)
Date: July 10, 2025